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                                                                   Exhibit 23.2


                           CONSENT OF INDEPENDENT ACCOUNTANTS

   We consent to the incorporation by reference in this Form S-8 dated September 26, 1997, of our report on the consolidated financial statements in the Annual Report on form 10-KSB of ROCKY MOUNTAIN INTERNET, INC. for the year ended December 31, 1996.


                                            /s/ Baird, Kurtz and Dobson

September 26, 1997
Denver, Colorado